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                                                                    EXHIBIT 10.1


                        ENSTAR COMMUNICATIONS CORPORATION
                       12444 Powerscourt Drive - Suite 100
                            St. Louis, Missouri 63131



                                           September 29, 2000


VIA ELECTRONIC MAIL

Multimedia Acquisition Corp.
1059 East 10th Street
Hazleton, Pennsylvania  18201-3421
Attention:  Terrence J. Herron, Vice President

         Re:      Enstar Communications Corporation

Ladies and Gentlemen:

         Reference is hereby made to that certain Asset Purchase Agreement by and among Multimedia Acquisition Corp. ("Buyer"), and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IX, Ltd., Enstar XI, Ltd., Enstar IV/PBD Systems Venture, Enstar Cable of Cumberland Valley and Enstar Cable of Macoupin County (collectively, "Sellers," and each individually, a "Seller"), dated as of August 8, 2000 (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

         For and in consideration of the mutual covenants set forth in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers agree as follows:

         1.       Purchase Price.

                  (a) Section 3.1 of the Purchase Agreement is hereby amended by replacing the Purchase Price of "Ninety-Four Million Nine Hundred Twenty-Nine Thousand Four Hundred Dollars ($94,929,400)" with a Purchase Price of "Ninety-Five Million Five Hundred Seventy-Four Thousand Six Hundred ($95,574,600)."

                  (b) Schedule 1.1A to the Purchase Agreement is hereby replaced by Schedule 1.1A attached hereto, which
                           Schedule is deemed to be incorporated into the Purchase Agreement and made a Schedule thereto for all purposes.

                  (c) In consideration for the increase in the Purchase Price set forth in subsection (a) above that is allocated to Enstar II-2 and Enstar IV on Schedule 1.1A, as attached hereto, Sections 3.3(a)(i) of the Purchase Agreement is hereby amended to delete

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                           the adjustments to the Purchase Price set forth in
                           subsections (C) and (D) thereof, and Section 3.6 of the Purchase Agreement is hereby deleted.

         2.       Digital Ad Insertion Equipment.

                  (a) Schedule 2.1(b)(viii) to the Purchase Agreement is hereby amended by adding the following, as an Excluded Asset, as item (d): "(d) Digital ad insertion equipment located at any headend serving any of the Systems (with Sellers hereby representing that the initial cost of such equipment is accurately set forth in all material respects in Schedule 3.3(a)(ii))."

                  (b) Section 3.3(a)(ii) of the Purchase Agreement is hereby amended by adding the following item (H): "(H) the cost of the digital ad insertion equipment located at headends serving any of such Seller's Systems, which cost is set forth in Schedule 3.3(a)(ii)." Schedule 3.3(a)(ii), which is attached hereto, is hereby incorporated into the Purchase Agreement and made a Schedule thereto for all purposes.

         3. Performance of Settlement Agreement. Section 6.17 of the Purchase Agreement is hereby amended by adding the following language at the end of the first sentence, following the word "hereunder": ", provided, that Buyer shall have no obligation to indemnify a Seller with respect to any claim by any former customer of such Seller under Section 8.1.2 of the Settlement Agreement, which claim shall have been paid by Seller or any Affiliate of such Seller (or any third party hired by Charter to administer the distribution of benefits) directly to such former customer."

         4. Except as expressly set forth herein, the Purchase Agreement shall remain in full force and effect.

            [The remainder of this page is intentionally left blank.]



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         Please indicate your acceptance of the foregoing terms by signing this letter in the space provided below and returning it to the undersigned.



                                       Very truly yours,

                                       ENSTAR INCOME PROGRAM II-1, L.P.
                                       ENSTAR INCOME PROGRAM II-2, L.P.
                                       ENSTAR INCOME PROGRAM IV-3, L.P.
                                       ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                                       ENSTAR IX, LTD.
                                       ENSTAR XI, LTD.
                                       ENSTAR IV/PBD SYSTEMS VENTURE
                                       ENSTAR CABLE OF CUMBERLAND VALLEY
                                       ENSTAR CABLE OF MACOUPIN COUNTY

                                       By:    Enstar Communications Corporation,
                                       as ultimate General Partner of each of
                                       the foregoing




                                                By:  /s/ Ralph G. Kelly
                                                  ------------------------------
                                                         Ralph G. Kelly
                                                         Senior Vice President


ACCEPTED AND AGREED TO:

MULTIMEDIA ACQUISITION CORP.


By:  /s/ Terrence J. Herron
   --------------------------------------------
         Name:  Terrence J. Herron
         Title: Vice President




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                                  SCHEDULE 1.1A

                ALLOCATION OF PURCHASE PRICE AND INDEMNITY FUND;
                 MINIMUM SUBSCRIBER NUMBERS & ADJUSTMENT AMOUNTS


                                                                                              MINIMUM       SUBSCRIBER
                                                                                             SUBSCRIBER     ADJUSTMENT
SELLER OR GROUP           LOCATION           PURCHASE PRICE     PERCENT    INDEMNITY FUND      NUMBER         AMOUNT
---------------           --------           --------------     -------    --------------      ------         ------
Enstar Six-A              Flora, IL             $12,444,000       13.1%        $557,119        6,172           $2,000
Enstar IV/PBD             Mt. Carmel, IL         $4,654,000        4.9%        $208,360        2,277           $2,000

SOUTHERN ILLINOIS                                                                              8,449           $2,000
SELLER GROUP

Enstar II-2               Hillsboro, IL         $12,648,000       13.3%        $566,252        6,194           $2,000
Enstar Cable of           Macoupin, IL           $9,074,000        9.6%        $406,244        4,487           $2,000
Macoupin County

Enstar IV-3               Shelbyville, IL        $7,354,000        7.7%        $329,239        3,627           $2,000
Enstar II-1               Taylorville, IL       $13,846,000       14.6%        $619,887        6,793           $2,000

NORTHERN ILLINOIS
SELLER GROUP                                                                                  21,101           $2,000

Enstar II-2               Malden, MO             $3,122,600        3.0%        $129,045        2,200           $1,419
Enstar IV/PBD             Dexter, MO             $4,455,000        4.3%        $181,319        3,900           $1,142
Enstar V-A, V-B           Pomme de               $1,429,500        1.5%         $63,999          900           $1,129
                          Terre, MO


Enstar IX                 Mobile, AL               $789,000        0.8%         $35,324        1,450             $500
Enstar Cable of           Monticello, KY        $24,049,500       25.3%      $1,076,699       14,350           $1,669
Cumberland Valley
Enstar XI                 Ashdown, AR            $1,709,000        1.8%         $76,512        1,650           $1,000
                                                                                             --------

TOTAL                                           $95,574,600      100.0%      $4,250,000       54,000
                                                                                             ========



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                               Schedule 3.3(a)(ii)

                     Cost of Digital Ad Insertion Equipment


                                                                                                        Cost of
                 Seller                                         Headend                                 Equipment
                 ------                                         -------                                 ---------
    Enstar Cable of Cumberland Valley                        Monticello, KY                             $57,180.91
    Enstar Cable of Cumberland Valley                        Russell Springs, KY                        $57,180.91
         TOTAL CUMBERLAND VALLEY:                                                                      $114,361.82
    Enstar Income Program II-1, L.P.                         Litchfield/Gillespie, IL                   $23,546.00
    Enstar Income Program II-1, L.P.                         Taylorville, IL                            $31,842.00
         TOTAL ENSTAR II-1:                                                                             $55,388.00
    Enstar Income Program II-2, L.P.                         Hillsboro, IL                              $23,546.00
    Enstar Income Program II-2, L.P.                         Jerseyville, IL                            $23,546.00
    Enstar Income Program II-2, L.P.                         Malden, MO                                 $23,546.00
         TOTAL ENSTAR II-2:                                                                             $70,638.00
    Enstar Income/Growth Program Six-A, L.P.                 Flora, IL                                  $23,546.00
    Enstar Income/Growth Program Six-A, L.P.                 Salem, IL                                  $23,546.00
    Enstar Income/Growth Program Six-A, L.P.                 Fairfield, IL                              $23,546.00
         TOTAL ENSTAR SIX-A:                                                                            $70,638.00
    Enstar IV/PBD Systems Venture                            Dexter/Bloomfield, MO                      $40,318.00
    Enstar IV/PBD Systems Venture                            Mt. Carmel, IL                             $23,546.00
         TOTAL ENSTAR IV/PBD:                                                                           $63,864.00
    Enstar Cable of Macoupin County                          Carlinville, IL                            $23,546.00
         TOTAL ENSTAR MACOUPIN:                                                                         $23,546.00
